                                           -------------------------------------

                                                         OMB APPROVAL
                                           -------------------------------------
                                            OMB Number:              3235-0060
                                            Expires:            March 31, 2006
                                            Estimated average burden
                                            hours per response............2.64
                                           -------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                                  ON FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------

                         ALDABRA ACQUISITION CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-51150                  20-1918691
----------------------------        ------------             -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

 c/o Terrapin Partners LLC, Rockefeller Center, 620 Fifth Avenue,
                   3rd Floor, New York, New York                         10020
-----------------------------------------------------------------     ----------
             (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 332-3555
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On February 24, 2005, Aldabra Acquisition Corporation (the "Company")
consummated its initial public offering ("IPO") of 8,000,000 units ("Units"). On
February 25, 2005, the Company consummated the closing of an additional
1,200,000 Units which were subject to the underwriters' over-allotment option.
Each Unit sold in the IPO, including the over-allotment option, consisted of one share of common stock and two warrants, each to purchase one share of common stock. The Units were sold at an offering price of $6.00 per Unit, generating total gross proceeds of $55,200,000.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit 99.1         Press release dated February 25, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 25, 2005                      ALDABRA ACQUISITION
                                                CORPORATION

                                            By: /s/ Jason Weiss
                                                ---------------
                                                Jason Weiss
                                                Chief Executive Officer